EXHIBIT 99.1

STRICTLY CONFIDENTIAL
STRICTLY CONFIDENTIAL

 Examining New Development Plans for Condensate
Pipelines to Understand the Impact of New Projects on
Alleviating Strains on Takeaway Capacity
Steve Wilson
Lazarus Energy, LLC
a subsidiary of
Blue Dolphin Energy Company

Cautionary Statements
Forward Looking Statements:  Certain of the statements included in this presentation, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical or current  facts, constitute “forward-looking” statements as
that term is defined in the U.S. Private Securities Litigation Reform Act of 1995.   These forward-
looking statements are not guarantees of future performance or events and such statements involve a number of uncertainties, assumptions and risks, including but not limited to: significant dependent relationship with Genesis Energy, LLC, and its affiliates; key supplier failure; loss of market share with or by a key customer or consolidation among our customer base; continued
declines in throughput volumes and production rates from Blue Dolphin’s U.S. Gulf of Mexico leasehold properties and a reduction in anticipated refining margin.  The foregoing list of factors should be read in conjunction with the  “Risk Factors” in Part I, Item 1A of Blue Dolphin’s annual report on Form 10-K for the twelve month period ended December 31, 2012, and our quarterly reports on Form 10-Q and in other reports that we file with the Securities and Exchange
Commission (SEC) available at the SEC's internet site (www.sec.gov).  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking
statements, which speak only as of the date hereof.   Blue Dolphin undertakes no obligation to
republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Current Landscape
• The Eagle Ford play is one of the most significant crude oil and condensate plays in the nation. Along with tremendous growth in production has come a tremendous expansion of infrastructure, both in pipeline takeaway capacity and refinery expansion.

• The South Texas economy is booming and the Eagle Ford Play is a significant driver in this economic picture. The restart and expansion of our oil refinery in Wilson County will provide additional offtake capacity particularly for certain sweet higher gravity condensates.

• The mutual benefit to the producers and Blue Dolphin in expanding the facility is the basis for the further development of the Nixon
 Refinery.

Blue Dolphin Energy Company
• Based in Houston, Texas
• Acquired the Nixon Refinery in February 2012
• Nixon Refinery:
 ― Located in Nixon, Texas (Wilson County)
 ▪ Approximately 50 miles southeast of San Antonio
 ▪ Approximately 110 miles north of Corpus Christi
 ― Built in 1980 Primarily for Jet Fuel Production
 ― Idle Since 1993 (Low Utilization)
 ― 15,000 bpd Capacity
 ― Major Units:
 ▪ Crude Distillation
 ▪ Naphtha Stabilizer
 ▪ Depropanizer

The Impact Of New Projects
On Alleviating Strains On
Takeaway Capacity

Crude and Condensate Supply
• Pipeline Access - Koch Pipeline
 ‒ Access (Primarily Giddings Crude from the North)
• More Local Crudes - Eagle Ford
 •  Availability 2010 to Present
• Quality (What we need):
 ‒ Eagle Ford Crudes and Condensates:
 ▪ Very sweet (<1,000 ppm)
 ▪ Gravity (42-48) - currently
 ▪ Higher Gravity Specialty Condensates
 – Increased Competition - Various Pipelines Offtakes
 – LLS/WTI Differential
 – Transportation - Currently Truck Only

Current Products Produced
• Naphtha
 ‒ Gasoline Blending
 ‒ Reformer Feedstock
• Jet Fuel
 ‒ Jet A
• Diesel
 ‒ Low Sulfur 500 ppm (NRLM)
 ‒ Hydro-Treater (Feedstock)
• AGO
 ‒ Catalytic Cracker (Feedstock)
 ‒ Blending

Possible Future Opportunities
• Increase Capacity
 – 15,000 to 30,000 Barrels per Day
 – Unit Modifications
• Pipeline Connections
 – Koch Pipeline Connection
 – Crude and Condensate Gathering Line(s)
• Trucking Capabilities
 – Approximately 30,000 bpd (Max)

Possible Future Opportunities
Gathering “Hub" with Potential Access to:
•Koch Pipeline
•Lateral from Other Major Pipeline(s)
•Storage
•Nixon Refinery